Exhibit 99.2

Third Quarter 2021 Summary Results November 9, 2021 Hotel Atala, Paris Opened in August 2021

Disclaimer

This presentation (the "Presentation") is being made in connection with a potential transaction (the "Business Combination") between Sonder Holdings Inc. ("Sonder") and Gores Metropoulos II, Inc. ("GM II").

No Offer or Solicitation
This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities in any jurisdiction, nor is it a solicitation of any vote relating to the potential Business Combination or otherwise in any jurisdiction.

No Representations and Warranties
This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential investment in GM II relating to the potential Business Combination and for no other purpose. Sonder and GM II assume no obligation to update or keep current the information contained in this Presentation, to remove any outdated information or to expressly mark it as being outdated. No securities commission or securities regulatory authority or other regulatory body or authority in the United States or any other jurisdiction has in any way passed upon the merits of, or the accuracy and adequacy of, any of the information contained in this Presentation.

This Presentation does not purport to contain all of the information that may be required to evaluate an investment relating to the potential Business Combination, and any recipient should conduct its own independent analysis of Sonder and GM II and the data contained or referred to in this Presentation.

You should not construe the contents of this Presentation as legal, accounting, business or tax advice and you should consult your own professional advisors as to the legal, accounting, business, tax, financial and other matters contained herein.

No representation or warranty, express or implied, is or will be given by Sonder or GM II or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions or judgments) or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the potential Business Combination. Accordingly, none of Sonder, GM II or any of their respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this Presentation and any such liability is expressly disclaimed.

Forward-Looking Statements
This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about forecasted future financial and operating results, revenue growth, growth in total unit portfolio, plans, objectives, expectations and intentions with respect to future operations, products and services, planned openings, expected unit contractings; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Sonder's industry and market size, future opportunities for Sonder's business and its estimated future results and regarding the potential Business Combination, including implied enterprise value, the expected post-closing ownership structure, the ability to successfully complete the PIPE transactions and sale of Delayed Draw Notes, and the likelihood and ability of the parties to successfully consummate the potential Business Combination.

Such forward-looking statements are based upon the current beliefs and expectations of the management of each of Sonder and GM II and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of the parties.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings and other information are based on estimates and assumptions. The forward-looking statements are subject to various risks, uncertainties and other factors, many of which are beyond our control, including those described in the Risk Factors Summary in the Registration Statement. There may be additional risks that neither Sonder nor GM II currently know or that Sonder and GM II currently believe are immaterial that could also cause actual results of Sonder to differ from those contained in the forward-looking statements. Other unknown or unpredictable factors or factors currently considered immaterial also could have an adverse effect on Sonder's actual results. Consequently, there can be no assurance that the actual results or developments anticipated in this Presentation will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Sonder.

All information set forth herein speaks only as of the date hereof in the case of information about Sonder and GM II or the date of such information in the case of information from persons other than Sonder or GM II, and Sonder and GM II expressly disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this Presentation. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Note: Francis Davidson, Sonder's Founder and CEO, plans to sell a small portion of his shares to a PIPE investor in a private transaction wholly separate from the transactions contemplated hereby, the proceeds of which will be used to repay a portion of an outstanding loan issued by Sonder for the purpose of early exercise of stock options.

Forecast and Illustrative Scenarios
This Presentation contains information with respect to Sonder's projected results. This forecast is based on currently available information and Sonder estimates. Neither Sonder nor its independent auditors audited, reviewed, compiled, or performed any procedures with respect to either information for the purpose of its inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Sonder does not undertake any commitment to update or revise any such information, whether as a result of new information, future events or otherwise. The assumptions and estimates underlying the above-referenced information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such information. See "Forward-Looking Statements" above.

Industry and Market Data
The information contained herein also includes information provided by third parties. Any estimates or projections contained herein involve elements of subjective judgment and analysis that may or may not prove to be accurate. None of Sonder, GM II, their respective affiliates or any third parties that provide information to Sonder, GM II or their respective affiliates, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information or are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Sonder and GM II may have supplemented this information where necessary with information from discussions with Sonder's customers and Sonder's own internal estimates, taking into account publicly available information about other industry participants and Sonder's management's best view as to information that is not publicly available.

None of Sonder, GM II or their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. None of Sonder, GM II, their respective affiliates or any of their respective directors, officers, employees, members, partners, stockholders, or agents makes any representation or warranty with respect to the accuracy of such information.

Non-GAAP Financial Measures
This Presentation includes certain non-GAAP financial measures that Sonder's management uses to evaluate Sonder's operations, measure its performance and make strategic decisions. The non-GAAP financial measures used in this Presentation are Property Level Costs (PLC), Property Level Profit (Loss) (PLL or PLP) and Adjusted EBITDA.

All references to Property Level Profit (Loss) (PLP or PLL) and Adjusted EBITDA in this document are based on our revised methodology as of September 2021. Property Level Profit (Loss) (PLP or PLL) and Adjusted EBITDA methodologies prior to September 2021 utilized Non-GAAP rent (which accounted for the benefit of rent abatement in the period in which it was received). Additionally, Adjusted EBITDA prior to September 2021 included the benefit of Capex Allowance in Non-GAAP Other Operating Expenses in the period in which it was received. Property Level Profit (Loss) (PLP or PLL) and Adjusted EBITDA now utilize GAAP rent, which amortizes the benefit of both rent abatement and benefit of Capex Allowance over the term of the lease. Property Level Profit (Loss) (PLP or PLL) is now defined as loss from operations after adding back corporate-level expenses less Property Level Costs. Property Level Costs (PLC) are costs directly associated with guest-facing functions in each of Sonder's buildings. These costs include (i) channel fees paid to Online Travel Agencies (OTAs), (ii) customer service costs, (iii) laundry/consumables costs, (iv) maintenance costs, and (v) utilities & insurance costs. Adjusted EBITDA is now defined as net loss excluding the impact of depreciation, stock-based compensation, and COVID-19 pandemic related offboardings/other (costs associated with dropping units at the beginning of the COVID-19 pandemic).

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Disclaimer

Sonder and GM II believe that such non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Sonder's operating results in the same manner as Sonder management. However, such financial measures are not calculated in accordance with GAAP and should not be considered as a substitute for revenue, net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using any such financial measure to analyze Sonder's business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in Sonder's industry may report measures titled EBITDA or similar measures, such financial measures may be calculated differently from how Sonder calculates such financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider these non-GAAP financial measures alongside other financial performance measures, including net income and other financial results, presented in accordance with GAAP.

Key Metrics
This Presentation includes certain non-GAAP financial measures and key metrics that Sonder's management uses to evaluate Sonder's operations, measure its performance and make strategic decisions. The key metrics used in this Presentation are Live Units, Bookable Nights, Average Daily Rate and RevPAR.

Live Units are defined as units which are available for guest bookings on Sonder.com, the Sonder app and other channels. Sonder pays rent (or utilizes pre-negotiated abatement) and is able to generate revenue from these units.

Bookable Nights represent the total number of nights available for stays across all Live Units excluding nights lost to full building closures greater than 30 nights, in line with industry standards. Sonder previously calculated Bookable Nights excluding unit closures, regardless of length of closure or number of units. Sonder's change in methodology in the calculation of Bookable Nights increased historical and forecasted Bookable Nights, decreased historical and forecasted RevPAR, and had no effect on the historical or forecasted financial information.

Average Daily Rate represents the average revenue earned per night occupied, and is calculated as Revenue divided by the total number of Occupied Nights across all Live Units.

RevPAR represents the average revenue earned per available night, and is calculated either by dividing revenue by Bookable Nights, or by multiplying Average Daily Rate by Occupancy Rate, expressed in U.S. dollars.

Trademarks and Trade Names
Sonder and GM II and their respective affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. "Sonder" and the Sonder logo are registered and unregistered trademarks of Sonder Canada Inc. in the United States and other jurisdictions. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended in, and does not imply, a relationship with Sonder, GM II or any of their affiliates, or an endorsement or sponsorship by or of Sonder, GM II or such affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Sonder, GM II, their affiliates or any third parties whose trademarks are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names.

Additional Information and Where to Find It
GM II intends to file a registration statement on Form S-4 (the "Registration Statement") that includes a preliminary proxy statement, consent solicitation statement and prospectus with respect to GM II's securities to be issued in connection with the Business Combination that also constitutes a preliminary prospectus of GM II and will mail a definitive proxy statement/prospectus/consent solicitation statement and other relevant documents to its stockholders. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/prospectus/consent solicitation statement contained therein, when it is declared effective by the US Securities and Exchange Commission (the "SEC"), will contain important information about the proposed Business Combination and the other matters to be voted upon at a meeting of GM II's stockholders to be held to approve the proposed Business Combination and other matters (the "Special Meeting") and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. GM II may also file other documents regarding the proposed Business Combination with the SEC. GM II stockholders and other interested persons are advised to read, when available, the Registration Statement and the proxy statement/prospectus/consent solicitation statement, as well as any amendments or supplements thereto, because they will contain important information about the proposed Business Combination. When available, the definitive proxy statement/prospectus/consent solicitation statement will be mailed to GM II stockholders as of a record date to be established for voting on the proposed Business Combination and the other matters to be voted upon at the Special Meeting.

When available, the definitive proxy statement/prospectus/consent solicitation statement will be mailed to GM II stockholders as of a record date to be established for voting on the proposed Business Combination and the other matters to be voted upon at the Special Meeting. GM II stockholders will be able to obtain copies of the definitive proxy statement/prospectus/consent solicitation statement and all other relevant documents filed or that will be filed with the SEC without charge, once available, at the SEC's website at www.sec.gov or by directing a request to Gores Metropoulos II, Inc., 6260 Lookout Road, Boulder, CO 80301, attention: Jennifer Kwon Chou, or by contacting Morrow Sodali LLC, GM II's proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

The information in this Presentation has not been reviewed by the SEC and certain information, such as the financial measures referenced above, may not comply in certain respects with SEC rules. The Registration Statement GM II will file in connection with the proposed Business Combination may differ from this Presentation in order to comply with SEC rules, and supersedes the information included in this Presentation.

Participants in Solicitation
GM II, Sonder and their respective directors and officers may be deemed participants in the solicitation of proxies of GM II stockholders in connection with the proposed Business Combination. GM II stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of GM II in GM II's registration statement on Form S-1 (File No. 333-251663), which was declared effective by the SEC on January 19, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GM II stockholders in connection with the proposed Business Combination and other matters to be voted upon at the Special Meeting will be set forth in the Registration Statement for the proposed Business Combination when available. You may obtain free copies of these documents as described in the preceding section.

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Third Quarter 2021 Summary Results

Q3 2021 Financial Highlights

Accelerating growth supported by robust market tailwinds

Record Q3 Revenue

$67M
+155% YoY
+43% QoQ

Driven in part by continued RevPAR recovery

$126[1]
83% of Q3'19
+64% YoY
+26% QoQ

Improving Property Level Profit and Adj. EBITDA

$(4.4M) PLP | $(47.5M) Adj. EBITDA
$8M | $11M improvement, respectively, QoQ

$11M
QoQ Improvement in Adj. EBITDA



DO Plaça Reial, Barcelona
Opened in July 2021

Note: All references to Property Level Profit (Loss) (PLP or PLL) and Adjusted EBITDA in this document are based on our revised methodology as of September 2021. Property Level Profit (Loss) (PLP or PLL) and Adjusted EBITDA methodologies prior to September 2021 utilized Non-GAAP rent (which accounted for the benefit of rent abatement in the period in which it was received). Additionally, Adjusted EBITDA prior to September 2021 included the benefit of Capex Allowance in Non-GAAP Other Operating Expenses in the period in which it was received. Property Level Profit (Loss) (PLP or PLL) and Adjusted EBITDA now utilize GAAP rent, which amortizes the benefit of both rent abatement and benefit of Capex Allowance over the term of the lease. Property Level Profit (Loss) (PLP or PLL) is now defined as loss from operations after adding back corporate-level expenses less Property Level Costs. Property Level Costs (PLC) are costs directly associated with guest-facing functions in each of Sonder's buildings. These costs include (i) channel fees paid to Online Travel Agencies (OTAs), (ii) customer service costs, (iii) laundry/consumables costs, (iv) maintenance costs, and (v) utilities & insurance costs. Adjusted EBITDA is now defined as net loss excluding the impact of depreciation, stock-based compensation, and COVID-19 pandemic related offboardings/other (costs associated with dropping units at the beginning of the COVID-19 pandemic). (1) RevPAR (Revenue per Available Room) is a key metric that represents the average revenue earned per available night, and is calculated by dividing Revenue by Bookable Nights (the total number of nights available for stays across all Live Units; this excludes nights lost to full building closures greater than 30 nights).

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Third Quarter 2021 Summary Results

Q3 2021 Corporate Highlights

Announced additional capital to allow us to pursue our ambitious growth and expansion strategy


Parián, Mexico City
Opened in September 2021

$530M
Total Capital[1,2]
+
Up to $450M SPAC proceeds

De-risked balance sheet with fully funded plan

~$530M[1,2] of Total Capital following closing + up to $450M proceeds from SPAC trust

16K+ Units
Total Portfolio[3] as of 9/30

Continued portfolio growth - on pace to achieve 18K units by EOY

35% Total Portfolio[3] growth since EOY '20
Newly launched & signed properties in Paris, Mexico City, Dubai and continued expansion in the U.S

(1) Total Capital following closing includes ~$530M of total capital, in addition to $450M proceeds from SPAC trust. (2) $530M of Total Capital following closing includes approximately $200M in the Existing PIPE, approximately $110M in additional PIPE commitments and a signed non-binding term sheet for $220 million of Delayed Draw Notes with existing PIPE investors to be available following the closing of the proposed business combination. (3) Total Portfolio as of 9/30/2021. Sonder defines its Total Portfolio as Live Units plus Contracted Units. This includes any unit that has a signed real estate contract, regardless of whether or not the unit is available for guests to book. This excludes any units that have been dropped (i.e., the lease was terminated or allowed to expire).

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Third Quarter 2021 Summary Results Raising our full year 2021 Outlook Continued RevPAR growth and portfolio expansion driving revenue outperformance and improving Adjusted EBITDA The Quincy, Washington D.C. Opened in October 2021 $200M 2021 Revenue Outlook 17% (midpoint) increase vs. initial outlook to $205M 9.5% (midpoint) increase vs. midpoint of revised outlook range Better than 2021 Adjusted EBITDA Outlook $(240)M 17% increase vs. initial outlook Note: All references to Adjusted EBITDA in this document are based on our revised methodology as of September 2021. Adjusted EBITDA methodology prior to September 2021 utilized Non-GAAP rent (which accounted for the benefit of rent abatement in the period in which it was received) and Non-GAAP Other 6 Operating Expenses included the benefit of Capex Allowance in the period in which it was received. Adjusted EBITDA now utilizes GAAP rent, which amortizes the benefit of both rent abatement and benefit of Capex Allowance over the term of the lease. Adjusted EBITDA is now defined as net loss excluding the impact of depreciation, stock-based compensation, and COVID-19 pandemic related oboardings/other (costs associated with dropping units at the beginning of the COVID-19 pandemic).

Third Quarter 2021 Summary Results Robust travel demand has helped drive continued growth in ADRs, while occupancy rates have stabilized near ~70%, yielding 26% QoQ RevPAR growth in Q3’21 Quarterly ADR ($) and Occupancy Rate (%) Quarterly RevPAR ($) (ADR x Occupancy) 83% of Q3’19 RevPAR 62% of Q2’19 RevPAR ADR YoY 2% (58)% (46)% (39)% (26)% 77% 79% Bookable Nights 428,435 399,698 345,989 384,657 411,387 473,393 535,603 Bookable Nights ADR QoQ (13)% (47)% 24% 6% 6% 28% 25% QoQ 23% (7)% (13)% 11% 7% 15% 13% 7 Note: Occupancy Rate (OR) is defined as Occupied Nights divided by Bookable Nights, expressed as a percentage, and represents the percentage of occupied nights out of the total available nights. Occupied Nights represent the total number of nights occupied across all Live Units. Bookable Nights represent the total number of nights available for stays across all Live Units. This excludes nights lost to full building closures greater than 30 nights. Average Daily Rate (ADR) is defined as Revenue divided by Occupied Nights, expressed in U.S. dollars, and represents the average revenue earned per night occupied.

Third Quarter 2021 Summary Results

RevPAR recovery combined with bookable nights growth drove record Q3 2021 Revenue and improvement in Adjusted EBITDA and Property Level Profit (Loss)

Quarterly Revenue ($M)


$42
$19
$26
$28
$32
$47
$67
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21

	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21
YoY	99%	(49)%	(34)%	(36)%	(25)%	151%	**155%**
QoQ	(6)%	(55)%	40%	8%	11%	50%	**43%**

Quarterly Adjusted EBITDA[2] ($M)


$(64)
$(45)
$(42)
$(59)
$(53)
$(58)
$(47)
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21

	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21
Property Level Profit (Loss)[1]	$(19.5)	$(16.9)	$(7.1)	$(19.1)	$(19.2)	$(12.8)	**$(4.4)**
PLL % Margin	(47)%	(90)%	(27)%	(67)%	(61)%	(27)%	**(6)%**

Note: All references to Property Level Profit (Loss) (PLP or PLL) and Adjusted EBITDA in this document are based on our revised methodology as of September 2021. Property Level Profit (Loss) (PLP or PLL) and Adjusted EBITDA methodologies prior to September 2021 utilized Non-GAAP rent (which accounted for the benefit of rent abatement in the period in which it was received). Additionally, Adjusted EBITDA prior to September 2021 included the benefit of Capex Allowance in Non-GAAP Other Operating Expenses in the period in which it was received. Property Level Profit (Loss) (PLP or PLL) and Adjusted EBITDA now utilize GAAP rent, which amortizes the benefit of both rent abatement and benefit of Capex Allowance over the term of the lease. Property Level Profit (Loss) (PLP or PLL) is now defined as loss from operations after adding back corporate-level expenses less Property Level Costs. Property Level Costs (PLC) are costs directly associated with guest-facing functions in each of Sonder's buildings. These costs include (i) channel fees paid to Online Travel Agencies (OTAs), (ii) customer service costs, (iii) laundry/consumables costs, (iv) maintenance costs, and (v) utilities & insurance costs. Adjusted EBITDA is now defined as net loss excluding the impact of depreciation, stock-based compensation, and COVID-19 pandemic related offboardings/other (costs associated with dropping units at the beginning of the COVID-19 pandemic).

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Third Quarter 2021 Summary Results 2021 Full Year Revenue Outlook ($M) +17% +7% vs. Initial Outlook2 vs. Initial Outlook2 +75% +59% YoY Growth2 YoY Growth2 We are raising our outlook for +49% $205 YoY Growth $190 full year 2021 Revenue given RevPAR outperformance throughout the first 9 months of the year, and we are also raising our Adjusted EBITDA1 outlook to better than $(240)M Note: Management has raised its FY 2021 Revenue outlook to $200-$205M vs. $180-$190M from its Q2 2021 raised financial outlook and vs. $173M from its financial forecast in April 2021. (1) All references to Adjusted EBITDA in this document are based on our revised methodology as of September 2021. Adjusted EBITDA methodology prior to September 2021 utilized Non-GAAP rent (which accounted for the benefit of rent abatement 9 in the period in which it was received) and Non-GAAP Other Operating Expenses included the benefit of Capex Allowance in the period in which it was received. Adjusted EBITDA now utilizes GAAP rent, which amortizes the benefit of both rent abatement and benefit of Capex Allowance over the term of the lease. Adjusted EBITDA is now defined as net loss excluding the impact of depreciation, stock-based compensation, and COVID-19 pandemic related oboardings/other (costs associated with dropping units at the beginning of the COVID-19 pandemic). (2) Growth calculated based on the midpoint of each respective outlook range.

Downtown Tower II, Dubai Opened in October 2021 Appendix

Appendix

Transaction summary

Key Transaction Terms

- Pro forma enterprise value of $1,925M (3.2x 2022E revenue)
- Pro forma net balance sheet cash includes proceeds from the March 2021 convertible note issuance
- Original PIPE investment of $200M upsized with additional PIPE investment of $109M[1]
- Assumes the new Delayed Draw Notes (up to ~$220M) are undrawn at close
- Existing Sonder shareholders will retain 69% ownership in the pro forma company
- Both the SPAC and PIPE offering are 100% primary with all net proceeds (after transaction costs) going to the balance sheet

Illustrative Post-Transaction Ownership


12%
4%
16%
69%
Existing Sonder Shareholders
SPAC Shareholders
PIPE Investors
SPAC Sponsor

Pro Forma Ownership	Value
Existing Sonder Shareholders	$ 1,902
SPAC Shareholders	450
PIPE Investors[1]	322
SPAC Sponsor[1]	100
Total Value	**$ 2,773**

Illustrative Pro Forma Valuation ($M, except per share values)

Pro Forma Capitalization	
Share Price at Merger	$ 10.00
Total Shares Outstanding	277.3
Equity Value	**$ 2,773**
(-) PF Net Balance Sheet Cash[2]	($848)
Enterprise Value	**$ 1,925**
2022E GAAP Revenue	*$ 610*
Implied Multiple	*3.2x*

Sources and Uses ($M)

Sources	
SPAC Cash in Trust	$ 450
PIPE Investment	200
Additional PIPE[1]	109
New Delayed Draw Notes (Undrawn)	0
Seller Rollover Equity	1,902
Total	**$ 2,661**

Uses	
Net Cash to Balance Sheet[2]	$ 729
Transaction Costs[3]	30
Seller Rollover Equity	1,902
Total	**$ 2,661**

Note: Assumes a nominal share price of $10.00 per share. Pro Forma Ownership excludes impact of warrants and earnout to existing Sonder shareholders and assumes zero redemptions by Gores Metropoulos II public shareholders. Shareholders from Sonder's convertible note issuance included in existing Sonder shareholders. Pro forma net balance sheet cash as of 6/30/2021 includes approximately $119M of net cash projected and $35M of projected debt outstanding (the transaction is expected to close by the end of 2021). Pro forma net balance sheet cash as of 6/30/2021 assumes no Sonder transaction expenses and $30M of Company transaction expenses. Pro forma net balance sheet cash assumes zero redemptions by Gores Metropoulos II public shareholders. Sonder has entered into a non-binding term sheet with respect to the Delayed Draw Notes financing and the consummation of such financing is subject to the completion of definitive documentation. [1] Additional PIPE of ~$109.4M includes ~$102.3M investment by existing PIPE investors and SPAC Sponsor in exchange for ~11.51M common shares (and result of SPAC Sponsor cancelling ~1.28M founder shares) and incremental ~$7.1M investment by SPAC Sponsor in exchange for ~0.71M common shares. [2] Assumes no draw on the new Delayed Draw Notes. [3] Excludes estimated Sonder transaction expenses of $16-$18M. Company transaction expenses are expected to be ~$40Mby transaction close.

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Appendix

Financial summary and operating results

Metric	Q3 2021	Q3 2020	Δ YoY
Revenue (000s)	**$67,454**	**$26,471**	**155%**
Net Loss (000s)	**$(64,584)**	**$(55,514)**	**(16)%**
Live Units	6,300	3,900	62%
Total Portfolio[1]	16,200	10,400	56%
Bookable Nights[2]	535,603	345,989	55%
Occupied Nights	365,979	257,279	42%
Occupancy Rate	68%	74%	(8)%
Average Daily Rate (ADR)	$184	$103	79%
Revenue per Available Room (RevPAR)[3]	$126	$77	64%
Property Level Profit (Loss) (000s)	**$(4,381)**	**$(7,071)**	**38%**
Property Level Profit (Loss) Margin	*(6)%*	*(27)%*	*21%*
Adj. EBITDA (000s)	**$(47,471)**	**$(41,900)**	**(13)%**
Adj. EBITDA Margin	*(70)%*	*(158)%*	*88%*
GAAP rent to Landlord Payments Adjustment	$5,706	$(5,693)	NM
CapEx allowance realized[4]	$1,915	-	NM

Note: All references to Property Level Profit (Loss) (PLP or PLL) and Adjusted EBITDA in this document are based on our revised methodology as of September 2021. Property Level Profit (Loss) (PLP or PLL) and Adjusted EBITDA methodologies prior to September 2021 utilized Non-GAAP rent (which accounted for the benefit of rent abatement in the period in which it was received). Additionally, Adjusted EBITDA prior to September 2021 included the benefit of Capex Allowance in Non-GAAP Other Operating Expenses in the period in which it was received. Property Level Profit (Loss) (PLP or PLL) and Adjusted EBITDA now utilize GAAP rent, which amortizes the benefit of both rent abatement and benefit of Capex Allowance over the term of the lease. Property Level Profit (Loss) (PLP or PLL) is now defined as loss from operations after adding back corporate-level expenses less Property Level Costs. Property Level Costs (PLC) are costs directly associated with guest-facing functions in each of Sonder's buildings. These costs include (i) channel fees paid to Online Travel Agencies (OTAs), (ii) customer service costs, (iii) laundry/consumables costs, (iv) maintenance costs, and (v) utilities & insurance costs. Adjusted EBITDA is now defined as net loss excluding the impact of depreciation, stock-based compensation, and COVID-19 pandemic related offboardings/other (costs associated with dropping units at the beginning of the COVID-19 pandemic). (1) Sonder defines its Total Portfolio as Live Units plus Contracted Units. This includes any unit that has a signed real estate contract, regardless of whether or not the unit is available for guests to book. This excludes any units that have been dropped (i.e., the lease was terminated or allowed to expire). (2) Bookable Nights represent the total number of nights available for stays across all Live Units. This excludes nights lost to full building closures greater than 30 nights. Live Units are defined as units which are available for guest bookings on Sonder.com, the Sonder app and other channels. Sonder pays rent (or utilizes prenegotiated abatement) and is able to generate revenue from these units. (3) RevPAR (Revenue per Available Room) represents the average revenue earned per available night, and is calculated either by dividing Revenue by Bookable Nights or by multiplying Average Daily Rate by Occupancy Rate. (4) Represents cash payments from real estate owners received for capital expenditure financing.

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Appendix

Property Level Profit (Loss) Quarterly Non-GAAP Reconciliation

GAAP to Non-GAAP Bridges ($ in 000s)

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Loss from operations	**$(71,229)**	**$(54,265)**	**$(52,197)**	**$(66,131)**	**$(71,049)**	**$(64,934)**	**$(55,401)**
Operations & Support, General & Administrative, Research & Development and Sales & Marketing	$66,184	$44,719	$54,160	$57,442	$63,402	$68,458	$70,453
Property Level Costs	$(14,423)	$(7,389)	$(9,034)	$(10,415)	$(11,513)	$(16,360)	$(19,433)
Property Level Profit (Loss)	**$(19,468)**	**$(16,935)**	**$(7,071)**	**$(19,104)**	**$(19,160)**	**$(12,836)**	**$(4,381)**
memo: GAAP rent to Landlord Payments adjustment	*$1,267*	*$3,765*	*$(5,693)*	*$5,577*	*$3,811*	*$3,188*	*$5,706*

Prior PLP (PLL) Methodology

Revenue

(-) Non-GAAP Cost of Revenue:

(includes benefit of upfront rent abatement)

- **Landlord Payments**
- Cleaning
- Credit Card Fees

(-) Property Level Costs

= Property Level Profit

Updated PLP (PLL) Methodology

Revenue

(-) GAAP Cost of Revenue:

(rent abatement & capex allowance amortized over term of lease)

- **GAAP Rent**
- Cleaning
- Credit Card Fees

(-) Property Level Costs

= Property Level Profit

Note: All references to Property Level Profit (Loss) (PLP or PLL) in this document are based on our revised methodology as of September 2021. Property Level Profit (Loss) (PLP or PLL) methodology prior to September 2021 utilized Non-GAAP rent (which accounted for the benefit of rent abatement in the period in which it was received). Property Level Profit (Loss) (PLP or PLL) now utilizes GAAP rent, which amortizes the benefit of both rent abatement and benefit of Capex Allowance over the term of the lease. Property Level Profit (Loss) (PLP or PLL) is now defined as loss from operations after adding back corporate-level expenses less Property Level Costs. Property Level Costs (PLC) are costs directly associated with guest-facing functions in each of Sonder's buildings. These costs include (i) channel fees paid to Online Travel Agencies (OTAs), (ii) customer service costs, (iii) laundry/consumables costs, (iv) maintenance costs, and (v) utilities & insurance costs.

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Appendix

Adj. EBITDA Quarterly Non-GAAP Reconciliation

GAAP to Non-GAAP Bridges ($ in 000s)

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Net Loss	**$(61,743)**	**$(60,799)**	**$(55,514)**	**$(72,260)**	**$(78,541)**	**$(73,949)**	**$(64,584)**
Interest expense, net	$1,507	$1,669	$1,658	$1,568	$3,827	$12,522	$13,279
Provision for income taxes	-	$3	$11	$309	$23	$70	$133
Depreciation and amortization	$4,152	$4,206	$4,269	$4,342	$4,119	$4,213	$4,357
EBITDA	**$(56,084)**	**$(54,921)**	**$(49,576)**	**$(66,041)**	**$(70,572)**	**$(57,144)**	**$(46,815)**
Stock-based compensation	$3,067	$1,742	$1,020	$1,394	$14,153	$2,448	$3,573
Other expenses (income), net	$(10,993)	$4,862	$1,648	$4,252	$3,642	$(3,577)	$(4,229)
COVID-19 related offboardings	-	$3,507	$5,008	$1,360	-	-	-
Adjusted EBITDA[2]	**$(64,010)**	**$(44,810)**	**$(41,900)**	**$(59,035)**	**$(52,777)**	**$(58,273)**	**$(47,471)**
memo: GAAP rent to Landlord Payments adjustment	*$1,267*	*$3,765*	*$(5,693)*	*$5,577*	*$3,811*	*$3,188*	*$5,706*
memo: Capex allowance realized[3]	-	-	-	-	*$531*	*$475*	*$1,915*

Prior Adj. EBITDA Methodology
Net Loss
(+) Interest Expense, Income taxes, D&A
= EBITDA
(+) SBC, Other expenses (income), COVID-19 related offboardings
(+) GAAP rent to LL payments adj.
(+) Capex Allowance realized
= Adj. EBITDA

Updated Adj. EBITDA Methodology
Net Loss
(+) Interest Expense, Income taxes, D&A
= EBITDA
(+) SBC, Other expenses (income), COVID-19 related offboardings
= Adj. EBITDA
Memo: GAAP rent to LL Payments Adj.
Memo: Capex allowance realized

Note: All references to Adjusted EBITDA in this document are based on our revised methodology as of September 2021. Adjusted EBITDA methodology prior to September 2021 utilized Non-GAAP rent (which accounted for the benefit of rent abatement in the period in which it was received) and Non-GAAP Other Operating Expenses included the benefit of Capex Allowance in the period in which it was received. Adjusted EBITDA now utilizes GAAP rent, which amortizes the benefit of both rent abatement and benefit of Capex Allowance over the term of the lease. Adjusted EBITDA is now defined as net loss excluding the impact of depreciation, stock-based compensation, and COVID-19 pandemic related offboardings/other (costs associated with dropping units at the beginning of the COVID-19 pandemic).

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